MUNIVEST
   FUND, INC.

[GRAPHIC OMITTED]

STRATEGIC
         Performance

   Annual Report
   August 31, 1997

                  MUNIVEST FUND, INC.

The Benefits      MuniVest Fund, Inc. utilizes leveraging to seek to enhance the
and Risks of      yield and net asset value of its Common Stock. However, these
Leveraging        objectives cannot be achieved in all interest rate
                  environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit
                  Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

                  To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

                  In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the American Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

Important         All of the net investment income distributions paid monthly by
Tax Information   MuniVest Fund, Inc. during its taxable year ended August 31,
(unaudited)       1997 qualify as tax-exempt interest dividends for Federal
                  income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

                  Please retain this information for your records.

                                            MuniVest Fund, Inc., August 31, 1997

TO OUR SHAREHOLDERS

  For the year ended August 31, 1997, the Common Stock of MuniVest Fund, Inc. earned $0.614 per share income dividends, which included earned and unpaid dividends of $0.050. This represents a net annualized yield of 6.21%, based on a month-end per share net asset value of $9.89. Over the same period, the total investment return on the Fund's Common Stock was +11.84%, based on a change in per share net asset value from $9.45 to $9.89, and assuming reinvestment of $0.617 per share income dividends.

  For the six months ended August 31, 1997, the total investment return on the Fund's Common Stock was +4.86%, based on a change in per share net asset value from $9.74 to $9.89, and assuming reinvestment of $0.301 per share income dividends.

  For the six months ended August 31, 1997, the Fund's Preferred Stock had an average yield as follows: Series A, 3.28%; Series B, 3.30%; Series C, 3.76%; Series D, 3.79%; and Series E, 3.63%.

  The Municipal Market Environment

  During most of the six-month period ended August 31, 1997, a number of very favorable factors combined to push both tax-exempt and taxable bond yields lower. A slowing domestic economy, a continued benign, if not improving, inflationary environment, a declining Federal budget deficit with resultant reduced Treasury borrowing needs, and a successful Congressional budget accord all resulted in significant declines in fixed-income yields. By the end of July, 30-year US Treasury bond yields had declined approximately 50 basis points (0.50%) to 6.30%, their lowest level in over a year. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term municipal revenue bond yields fell over 50 basis points to end July at 5.49%, their lowest level since early 1994.

  However, in August the fixed-income markets retraced a part of their earlier gains. Investors and traders developed new concerns that domestic economic growth would reaccelerate during the remainder of the calendar year and cause the Federal Reserve Board to raise interest rates prior to 1998. Long-term US Treasury bond yields increased by approximately 30 basis points by the end of August to 6.61%. Long-term tax-exempt revenue bond yields also rose by approximately 20 basis points by the end of August to 5.60%. Nevertheless, over the last six months, interest rates generally declined because of the overall positive combination of moderate economic growth and minimal inflation, as seen in the decline in US Treasury bond yields of approximately 20 basis points, and the fall in long-term municipal bond yields of approximately 25 basis points.

  The decline in tax-exempt bond yields over the past six months was even more impressive given that the municipal market has lost much of the technical support it had enjoyed for over a year. In previous quarters, new tax-exempt bond issuance declined or remained stable. However, during the six months ended August 31, 1997, approximately $100 billion in new long-term municipal securities was underwritten, an increase of over 12% versus the comparable period in 1996. As tax-exempt bond yields have declined, many municipal bond issuers took this opportunity to both issue new debt and refinance older, higher-couponed debt with new, lower-yielding issues. This refinancing has led to a surge in tax-exempt issuance in recent months. Over the three months ended August 31, 1997, new long-term tax-exempt bond issuance totaled approximately $55 billion, an increase of over 25% versus the August 31, 1996 quarter.

  The decline in municipal bond yields has also resulted in some reduction in retail investor demand. In earlier episodes of rapidly declining interest rates, individual investor demand initially fell until investors became more acclimated to the current levels. If interest rates stabilize, we expect investor demand to return to earlier levels. In addition, this past June and July, municipal bond investors received over $50 billion in assets from coupon income payments, bond maturities, and the proceeds from early bond redemptions. Despite the continued allure of the US equity market, most of these assets are expected to be reallocated to the municipal bond market as investors adjust to the new investment environment.

  Looking forward, given the extent of the recent bond market rally, some retrenchment or at least a period of consolidation is likely. However, the positive backdrop of modest economic growth and low inflation suggests that any such adjustment is not likely to be excessive. Despite recent increases in new bond issuance, supply for all of 1997 is not expected to be materially different from earlier estimates of approximately $175 billion. It is likely that the recent increase in issuance has largely borrowed from issuance originally scheduled for later this year. Additionally, any significant increase in tax-exempt bond yields will prevent any further bond refinancings, reducing future supply. Unless the current positive economic fundamentals undergo immediate and significant deterioration, any increase in municipal bond yields is likely to be viewed as an opportunity to purchase more attractively priced tax-exempt securities.

  Portfolio Strategy

  During the six months ended August 31, 1997, we maintained the slightly defensive posture we had adopted in late 1996. Our principal concern was that the strong economic growth seen in late 1996 would continue into 1997, eventually causing the Federal Reserve Board to raise interest rates so that growth would not result in any significant increase in inflation. However, US economic growth slowed in the second quarter of 1997, allowing interest rates to decline. We believed that the Fund's structure would allow it to perform well during periods of market improvement.

  We generally maintained the Fund's cash reserves below 5% in order to seek to enhance the Fund's dividend stream and in response to the continued scarcity of attractively priced tax-exempt issues. Our strategy served the Fund well, generating total return performance above industry average.

  Looking forward, we expect to maintain our current strategy of waiting for an environment characterized by higher interest rates before adopting a more aggressive portfolio structure. In such an environment, we expect to continue to emphasize higher-couponed issues over more interest rate-sensitive securities. The generation of an optimal amount of tax-exempt income remains the primary focus of the Fund. As new bond issuance is estimated to be approximately $175 billion for all of 1997, we expect to maintain the Fund's fully invested position.

  In Conclusion

  We appreciate your ongoing interest in MuniVest Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.


  Sincerely,


  /s/ Arthur Zeikel

  Arthur Zeikel
  President


  /s/ Vincent R. Giordano

  Vincent R. Giordano
  Senior Vice President


  /s/ Fred K. Stuebe

  Fred K. Stuebe
  Vice President and Portfolio Manager

  September 24, 1997


                                     2 & 3

                                            MuniVest Fund, Inc., August 31, 1997

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                      S&P    Moody's  Face                                                                                   Value
STATE             Ratings    Ratings Amount    Issue                                                                       (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
Alabama--4.5%        AAA     Aaa    $ 2,500     Alabama Agricultural and Mechanical University, 6.50% due 11/01/2025 (c)    $ 2,795
                     AAA     NR*      9,740     Alabama, HFA, S/F Mortgage Revenue Bonds, Series A, 7.60% due 10/01/2022
                                                (d)                                                                          10,262
                     BBB     Baa1     8,750     Courtland, Alabama, IDB, IDR, Refunding (Champion International
                                                Corporation), Series A, 7.20% due 12/01/2013                                  9,689
                                                Courtland, Alabama, IDB, Solid Waste Disposal Revenue Bonds (Champion
                                                International Corporation Project), AMT:
                     BBB     Baa1     5,000       7% due 6/01/2022                                                            5,409
                     BBB     Baa1     6,170       Series A, 6.375% due 3/01/2029                                              6,421
                     AAA     Aaa      5,000     Jefferson County, Alabama, Sewer Revenue Bonds, Series D, 5.70% due
                                                2/01/2020 (f)                                                                 5,109
------------------------------------------------------------------------------------------------------------------------------------
Alaska--4.0%                                    North Slope Boro, Alaska, GO, UT, Series B (c):
                     AAA     Aaa      6,000       5.10%** due 1/01/2002                                                       4,896
                     AAA     Aaa      6,000       5.20%** due 1/01/2003                                                       4,648
                     AA      Aa3     23,250     Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Sohio
                                                Pipeline-BP Oil), 7.125% due 12/01/2025                                      25,953
------------------------------------------------------------------------------------------------------------------------------------
Arizona--0.5%        A1+     P1       1,200     Maricopa County, Arizona, PCR, Refunding (Arizona Public Service Co.),
                                                VRDN, Series B, 3.70% due 5/01/2029 (g)                                       1,200
                     AAA     NR*      3,000     Phoenix, Arizona, Civic Improvement Corporation, Wastewater System, Lease
                                                Revenue Bonds, 6.125% due 7/01/2003 (a)                                       3,299
------------------------------------------------------------------------------------------------------------------------------------
California--1.4%     A1+     NR*      4,100     California Pollution Control Financing Authority, PCR, Refunding (Pacific
                                                Gas and Electric), VRDN, Series A, 3.50% due 12/01/2018 (g)                   4,100
                     AA      Aaa      7,000     California State Department of Water Resources Revenue Bonds (Central
                                                Valley Project-- Water Systems), Series P, 6.50% due 6/01/2006 (a)            8,007
------------------------------------------------------------------------------------------------------------------------------------
Colorado--2.6%                                  Denver, Colorado, City and County Airport Revenue Bonds:
                     BBB     Baa1    11,150       AMT, Series C, 6.75% due 11/15/2013                                        11,904
                     BBB     Baa1     1,905       AMT, Series C, 6.75% due 11/15/2022                                         2,027
                     AAA     Baa1     5,490       Series A, 7.25% due 11/15/2002 (a)                                          6,288
                     AAA     NR*      1,850       Series A, 7.25% due 11/15/2002 (a)                                          2,119
                     AAA     NR*        875     El Paso County, Colorado, S/F Mortgage Revenue Bonds, AMT, Series A, 8%
                                                due 9/01/2022 (d)                                                               927
------------------------------------------------------------------------------------------------------------------------------------
Connecticut--0.0%    A1+     VMIG1+     100     Connecticut State Development Authority, PCR, Refunding (Western
                                                Massachusetts Electric Co.), VRDN, Series A, 3.15% due 9/01/2028 (g)            100
------------------------------------------------------------------------------------------------------------------------------------
Delaware--0.5%       AAA     Aaa      3,630     Delaware Transportation Authority, Transportation System, Senior Revenue
                                                Bonds, 7% due 7/01/2004 (a)(f)                                                4,191
------------------------------------------------------------------------------------------------------------------------------------
Florida--1.1%        NR*     Aaa      9,000     Florida, HFA, Home Ownership Revenue Bonds, AMT, Series G-1, 7.90% due
                                                3/01/2022 (d)                                                                 9,556
                     NR*     VMIG1+     100     Palm Beach County, Florida, Water and Sewer Revenue Bonds, VRDN, 3.80%
                                                due 10/01/2011 (g)                                                              100
                     A1+     VMIG1+     400     Saint Lucie County, Florida, PCR, Refunding (Florida Power & Light
                                                Company Project), VRDN, 3.70% due 1/01/2026 (g)                                 400
------------------------------------------------------------------------------------------------------------------------------------
Georgia--5.2%        A1      VMIG1+     200     Burke County, Georgia, Development Authority, PCR (Georgia Power Company
                                                Plant Vogtle Project), VRDN, 3.70% due 7/01/2024 (g)                            200
                                                Georgia Municipal Electric Authority, Special Obligation Bonds:
                     A       A3       4,850       (3rd Crossover Series), Series W, 6.60% due 1/01/2018                       5,472
                     A+      A3      12,940       (5th Crossover Series), Project One, 6.50% due 1/01/2017                   14,418
                                                Georgia State, GO, Series F:
                     AAA     Aaa      8,900       6.50% due 12/01/2006                                                       10,126
                     AAA     Aaa      7,000       6.50% due 12/01/2007                                                        8,015
                     AA+     Aa       1,550     Georgia State, HFA, S/F Mortgage Revenue Bonds, AMT, Sub-Series A-2,
                                                6.55% due 12/01/2027                                                          1,625
                     A       A3       4,785     Monroe County, Georgia, Development Authority, PCR, Refunding (Oglethorpe
                                                Power Scherer), Series A, 6.80% due 1/01/2011                                 5,491
------------------------------------------------------------------------------------------------------------------------------------
Hawaii--1.6%                                    Hawaii State Department of Budget and Finance, Special Purpose Mortgage
                                                Revenue Bonds:
                     AA+     NR*      3,500       (Citizens Utility Company), AMT, Series 91-A, 6.66% due 11/01/2021          3,736
                     A       A2      10,000       (Kapi'Olani Health Obligations), 6.25% due 7/01/2021                       10,514
------------------------------------------------------------------------------------------------------------------------------------
Idaho--0.6%          NR*     Aaa      5,000     Idaho Housing Agency, S/F Mortgage Revenue Bonds, AMT, Series E-2, 6.90%
                                                due 1/01/2027                                                                 5,287
------------------------------------------------------------------------------------------------------------------------------------
Illinois--9.4%       AAA     Aaa      4,815     Chicago, Illinois, GO, UT, 5.25% due 1/01/2027 (f)                            4,627
                     AAA     Aaa     23,800     Chicago, Illinois, Sales Tax Revenue Bonds, 5.375% due 1/01/2027 (f)         23,266
                     AAA     Aaa      2,500     Cook County, Illinois, COP (Community College--District No. 508), UT,
                                                8.75% due 1/01/2004 (f)                                                       3,033
                                                Illinois Educational Facilities Authority Revenue Bonds (a):
                     NR*     NR*      2,500       (Chicago Osteopathic Health System), 7.25% due 11/15/2019                   3,024
                     A+      A1       2,000       Refunding (Loyola University--Chicago), Series A, 7.125% due 7/01/2001      2,225
                                                Illinois, HDA, Revenue Bonds (M/F Housing Program):
                     A+      A1         920       Refunding, Series A, 7.375% due 7/01/2017                                     997
                     A+      A1       7,000       Series 5, 6.75% due 9/01/2023                                               7,322
                                                Illinois Health Facilities Authority Revenue Bonds:
                     NR*     Baa1     2,650       (Holy Cross Hospital Project), 6.70% due 3/01/2014                          2,797
                     A1+     VMIG1+     800       (Northwestern Memorial Hospital), VRDN, 3.55% due 8/15/2025 (g)               800
                     NR*     Baa1     2,205       (Ravenswood Hospital Medical Center), 6.85% due 6/01/2012                   2,333
                     NR*     Baa1     7,375       (Ravenswood Hospital Medical Center), 6.90% due 6/01/2022                   7,803
                     AA      A1       9,000       Refunding (Advocate Health Care), Series A, 5.875% due 8/15/2022            9,112
                     BBB     NR*      2,500     Lansing, Illinois, Tax Increment Revenue Refunding Bonds (Sales
                                                Tax--Landings Redevelopment), 7% due 12/01/2008                               2,769
                                                Regional Transportation Authority, Illinois, Revenue Bonds:
                     AAA     Aaa      3,500       Series A, 7.20% due 11/01/2020 (h)                                          4,316
                     AAA     Aaa      4,000       UT, Series C, 7.75% due 6/01/2020 (f)                                       5,210
                     AAA     Aaa      2,500       UT, Series C, 7.10% due 6/01/2025 (f)                                       2,850
------------------------------------------------------------------------------------------------------------------------------------

Portfolio         To simplify the listings of MuniVest Fund, Inc.'s portfolio
Abbreviations     holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
GO     General Obligation Bonds
HDA    Housing Development Authority
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDB    Industrial Development Board
IDR    Industrial Development Revenue Bonds
INFLOS Inverse Floating Rate Municipal Bonds
M/F    Multi-Family
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
S/F    Single-Family
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes


                                     4 & 5

                                            MuniVest Fund, Inc., August 31, 1997

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                      S&P    Moody's  Face                                                                                   Value
STATE             Ratings    Ratings Amount    Issue                                                                       (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
Indiana--9.4%        A       NR*    $ 5,250     Indiana Bond Bank Revenue Bonds (State Revolving Fund Program), Series A,
                                                6.75% due 2/01/2017                                                         $ 5,862
                                                Indiana Health Facilities Financing Authority, Hospital Revenue Refunding
                                                Bonds:
                     AA      Aa3     10,250       (Clarian Health Partners Inc.), Series A, 6% due 2/15/2021                 10,515
                     BBB+    NR*      3,000       (Hancock Memorial Hospital Health Services), 6.125% due 8/15/2017           3,080
                     NR*     Aaa      5,290     Indiana State, HFA, S/F Mortgage Revenue Refunding Bonds, Series A, 6.80%
                                                due 1/01/2017                                                                 5,569
                     NR*     Aaa      6,000     Indiana Transportation Finance Authority, Airport Facilities Lease
                                                Revenue Bonds (United Air), Series A, 6.75% due 11/01/2002 (a)                6,715
                     A+      A1       7,195     Indiana Transportation Finance Authority, Highway Revenue Bonds, Series
                                                A, 6.80% due 12/01/2016                                                       8,391
                                                Indianapolis, Indiana, Local Public Improvement Bond Bank, Revenue
                                                Refunding Bonds, Series D:
                     A+      NR*     15,335       6.75% due 2/01/2014                                                        17,716
                     A+      NR*     20,350       6.75% due 2/01/2020                                                        22,354
                     AA-     Aa2      2,000     Purdue University, Indiana, University Revenue Bonds (Student Fee),
                                                Series B, 6.70% due 7/01/2015                                                 2,218
------------------------------------------------------------------------------------------------------------------------------------
Iowa--0.4%           NR*     Aaa      3,115     Iowa Finance Authority, S/F Mortgage Revenue Bonds, AMT, Series A, 7.90%
                                                due 11/01/2022 (d)                                                            3,262
------------------------------------------------------------------------------------------------------------------------------------
Kentucky--0.5%       AA-     Aa3      3,900     Boone County, Kentucky, PCR, Refunding (Dayton Power & Light Co.), Series
                                                A, 6.50% due 11/15/2022                                                       4,168
------------------------------------------------------------------------------------------------------------------------------------
Louisiana--2.1%      A1+     NR*      5,100     Ascension Parish, Louisiana, PCR, Refunding (Shell Oil Company Project),
                                                VRDN, 3.75% due 9/01/2023 (g)                                                 5,100
                     A-      A3       4,000     De Soto Parish, Louisiana, Environmental Improvement Revenue Refunding
                                                Bonds (International Paper Co. Project), AMT, Series B, 6.55% due
                                                4/01/2019                                                                     4,342
                     NR*     A3       3,000     Lake Charles, Louisiana, Harbor and Terminal District, Port Facilities
                                                Revenue Refunding Bonds (Trunkline Long Company Project), 7.75% due
                                                8/15/2022                                                                     3,426
                     A+      A1       5,000     Louisiana Public Facilities Authority Revenue Bonds (Tulane University),
                                                6.625% due 11/15/2021                                                         5,462
                     A1+     Aa1        300     Saint Charles Parish, Louisiana, PCR (Shell Oil Company--Norco Project),
                                                VRDN, AMT, 3.80% due 9/02/2023 (g)                                              300
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts--7.6%  AAA     Aaa      2,035     Boston, Massachusetts, Water and Sewer Commission Revenue Bonds, Series
                                                A, 9.25% due 1/01/2011 (e)                                                    2,793
                                                Massachusetts Bay Transportation Authority Revenue Bonds (Massachusetts
                                                General Transportation Systems), Series A:
                     AAA     Aaa      5,750       5% due 3/01/2023 (f)                                                        5,381
                     A+      A1       3,010       Refunding, 7% due 3/01/2019                                                 3,614
                                                Massachusetts State, HFA (Residential Development) (b):
                     AAA     Aaa      3,375       Series A, 6.90% due 11/15/2024                                              3,650
                     AAA     Aaa      2,360       Series D, Section 8, 6.875% due 11/15/2021                                  2,524
                     AAA     Aaa      7,300     Massachusetts State Health and Educational Facilities Authority Revenue
                                                Bonds, 6.70% due 8/15/2021 (i)                                                7,890
                     AA-     Aa3      7,000     Massachusetts State Port Authority Revenue Bonds, Series A, 5% due 7/01/2027  6,509
                     A       A       30,000     Massachusetts State Water Resource Authority, Series A, 6.50% due
                                                7/15/2019                                                                    34,120
------------------------------------------------------------------------------------------------------------------------------------
Michigan--6.7%       AAA     Aaa      4,600     Godfrey-Lee, Michigan, Public School District, GO, UT, 5.125% due
                                                5/01/2025 (c)                                                                 4,368
                     BBB     NR*      4,385     LaPeer, Michigan, Economic Development Corporation, Limited Obligation
                                                Revenue Bonds (LaPeer Health Services Project), 8.50% due 2/01/2000 (a)       4,881
                     AA+     NR*     10,215     Michigan State, HDA, S/F Mortgage Revenue Refunding Bonds, AMT, Series D,
                                                6.85% due 6/01/2026                                                          10,786
                                                Michigan State Hospital Finance Authority Revenue Bonds:
                     NR*     Aaa      2,000       (McLaren Obligated Group), Series A, 7.50% due 9/15/2001 (a)                2,264
                     AAA     Aaa      1,650       (Mercy Health Services), Series R, 5.375% due 8/15/2016 (h)                 1,618
                     A       A2       3,250     Refunding (Detroit Medical Center Obligation Group), Series A, 6.25% due
                                                8/15/2013                                                                     3,416
                     A       A2       7,930     Refunding (Detroit Medical Center Obligation Group), Series A, 6.50% due
                                                8/15/2018                                                                     8,486
                     NR*     VMIG1+     100     Refunding (Mount Clemens Hospital), VRDN, 3.35% due 8/15/2015 (g)               100
                     AAA     Aaa      2,880     (Saint John Hospital and Medical Center), Series A, 5.25% due 5/15/2026
                                                (h)                                                                           2,752
                     AA-     Aaa      2,000     (Sisters of Mercy Health Corp.), Series J, 7.375% due 2/15/2001 (a)           2,229
                                                Michigan State Strategic Fund, Limited Obligation Revenue Bonds:
                     AAA     Aaa      3,000       Refunding (Detroit Edison Company Project), 6.875% due 12/01/2021 (f)       3,291
                     A1+     VMIG1+     200       (United Waste Systems Inc. Project), VRDN, AMT, 3.45% due 4/01/2010 (g)       200
                     AAA     Aaa      3,480     Northern Michigan University, Revenue Refunding Bonds, 5.125% due             3,318
                                                12/01/2020 (c)
                                                Royal Oak, Michigan, Hospital Finance Authority Revenue Bonds:
                     AA-     Aa3      2,265       Refunding (Beaumont Properties, Inc.), Series E, 6.625% due 1/01/2019       2,436
                     AA      Aaa      5,750       (William Beaumont Hospital), Series D, 6.75% due 1/01/2001 (a)              6,281
                     AAA     Aaa      2,400     Saint Clair County, Michigan, Building Authority, 5.25% due 4/01/2021 (c)     2,321
------------------------------------------------------------------------------------------------------------------------------------
Minnesota--2.7%      A1+     NR*        100     Beltrami County, Minnesota, Environmental Control Revenue Refunding Bonds
                                                (Northwood Panelboard Co. Project), VRDN, AMT, 3.75% due 7/01/2025 (g)        100
                     AA-     A1         200     Minneapolis, Minnesota, Community Development Agency, PCR (Northern
                                                System Power Co. Project), VRDN, 3.45% due 3/01/2011 (g)                      200
                                                Minnesota State, HFA, S/F Mortgage Revenue Bonds:
                     AA+     Aa2      3,485       AMT, Series L, 6.70% due 7/01/2020                                          3,659
                     AA+     Aa2      5,490       AMT, Series M, 6.70% due 7/01/2026                                          5,783
                     AA+     Aa2      4,035       Series H, 6.70% due 1/01/2018                                               4,286
                     AA+     Aa2      1,975       Series Q, 6.70% due 1/01/2017                                               2,088
                     AA-     A1       1,400     Red Wing, Minnesota, PCR (Northern States Power Company Project), VRDN,
                                                3.45% due 3/01/2011 (g)                                                       1,400
                     BBB     Baa1     5,700     Sartell, Minnesota, PCR, Refunding (Champion International Corp.), 6.95%
                                                due 10/01/2012                                                                6,195
------------------------------------------------------------------------------------------------------------------------------------
Mississippi--0.0%    NR      P1         300     Jackson County, Mississippi, Individual Sewer Facilities Revenue Bonds
                                                (Chevron USA, Inc. Project), VRDN, 3.80% due 12/15/2024 (g)                     300
------------------------------------------------------------------------------------------------------------------------------------
Nevada--1.5%         AAA     Aaa      5,000     Clark County, Nevada, School District, GO, 6.75% due 12/15/2004 (a)(f)        5,692
                     AAA     Aaa      3,110     Nevada Housing Division, S/F Program, AMT, Series E, 7% due 10/01/2019        3,301
                                                Nevada State Housing Division, Housing Revenue Bonds, AMT:
                     AAA     NR*      1,235       (Multi-Unit), Issue B, 7.45% due 10/01/2017 (b)                             1,335
                     NR*     Aa       2,315       (S/F Program), Series A, 6.55% due 10/01/2012                               2,414
                     A1+     P1         100     Washoe County, Nevada, Water Facility Revenue Bonds (Sierra Pacific Power
                                                Co. Project), VRDN, AMT, 3.80% due 12/01/2020 (g)                               100
------------------------------------------------------------------------------------------------------------------------------------
New Jersey--0.4%     AAA     Aaa      3,000     New Jersey State Housing and Mortgage Finance Agency Revenue Bonds (Home
                                                Buyer), AMT, Series M, 6.95% due 10/01/2022 (c)                               3,239
------------------------------------------------------------------------------------------------------------------------------------


                                     6 & 7

                                            MuniVest Fund, Inc., August 31, 1997

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                      S&P    Moody's  Face                                                                                   Value
STATE             Ratings    Ratings Amount    Issue                                                                       (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
New York--8.4%                                  New York City, New York, GO, UT:
                     BBB+    Baa1   $ 3,750       Refunding, Series C, 5.875% due 2/01/2016                                 $ 3,800
                     BBB+    Baa1     5,000       Refunding, Series F, 5.875% due 8/01/2024                                   5,042
                     BBB+    Aaa      3,925       Series B, 7% due 6/01/2001 (a)                                              4,340
                     BBB+    Baa1       430       Series B, 7% due 6/01/2016                                                    464
                     BBB+    Baa1     2,800       Series B, 5.875% due 8/15/2016                                              2,835
                     BBB+    Aaa        235       Series B, Sub-Series B-1, 7% due 8/15/2004 (a)                                270
                     BBB+    Baa1     1,265       Series B, Sub-Series B-1, 7% due 8/15/2016                                  1,420
                     BBB+    Aaa      2,710       Series B, Sub-Series B-1, 7.25% due 8/15/2004 (a)                           3,159
                     BBB+    Baa1     1,290       Series B, Sub-Series B-1, 7.25% due 8/15/2019                               1,466
                     BBB+    Aaa        265       Series D, 9.50% due 8/01/2001 (a)                                             317
                     BBB+    Baa1     2,350       Series D, 9.50% due 8/01/2002                                               2,762
                     BBB+    Baa1     2,150       Series D, 6% due 2/15/2020                                                  2,187
                                                New York City, New York, Municipal Water Finance Authority, Water and
                                                Sewer System Revenue Bonds, Series B:
                     A-      A2      16,000       5.75% due 6/15/2026                                                        16,243
                     A-      A2       2,000       5.75% due 6/15/2029                                                         2,030
                     A       Aaa     13,000     New York State Local Government Assistance Corporation Revenue Bonds,
                                                Series C, 7% due 4/01/2001 (a)                                               14,398
                     AAA     Aaa      7,500     New York State Thruway Authority, Highway and Bridge Trust Fund, Series
                                                B, 6% due 4/01/2004 (c)                                                       8,086
                     BBB     Aaa      2,380     New York State Urban Development Corporation Revenue Bonds (State
                                                Facilities), 7.50% due 4/01/2001 (a)                                          2,675
                     AA-     A1       2,750     Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
                                                76th Series, AMT, 6.50% due 11/01/2026                                        2,940
------------------------------------------------------------------------------------------------------------------------------------
Ohio--2.4%                                      Ohio, HFA, S/F Mortgage Revenue Bonds, AMT (d):
                     AAA     Aaa      3,650       RIB, Series B-4, 9.751% due 3/31/2031 (j)                                   4,070
                     AAA     NR*      8,775       Series A, 7.65% due 3/01/2029                                               9,221
                     AAA     NR*      3,655       Series C, 8.125% due 3/01/2020                                              3,841
                     AAA     NR*      4,130       Series C, 7.85% due 9/01/2021                                               4,389
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--2.5%   AAA     Aaa      4,500     North Penn, Pennsylvania, Water Authority Revenue Bonds, 7% due
                                                11/01/2004 (a)(f)                                                             5,183
                     AA+     Aa       4,890     Pennsylvania, HFA, S/F Mortgage Revenue Bonds, AMT, Series U, 7.80% due
                                                10/01/2020                                                                    5,151
                     AAA     Aaa     10,000     Pennsylvania State Higher Educational Assistance Agency, Student Loan
                                                Revenue Bonds, AMT, RIB, 9.53% due 9/03/2026 (h)(j)                          11,400
------------------------------------------------------------------------------------------------------------------------------------
Rhode Island--1.5%   AA+     A1       6,000     Rhode Island Housing and Mortgage Finance Corporation, INFLOS, AMT,
                                                Series 8, 10.266% due 4/01/2024 (j)                                           6,735
                     AAA     Aaa      6,000     Rhode Island State Health and Education Building Corporation Revenue
                                                Bonds (Rhode Island Hospital), 6.85% due 8/15/2021 (e)(f)                     6,626
------------------------------------------------------------------------------------------------------------------------------------
South Carolina--1.2% A1+     VMIG1+     900     Berkeley County, South Carolina, PCR, Refunding (Amoco Chemical Co.
                                                Project), VRDN, 3.70% due 7/01/2012 (g)                                         900
                     AAA     Aaa      6,900     Greer, South Carolina, Combined Utility System Revenue Bonds, 5% due
                                                9/01/2025 (h)                                                                 6,438
                     AAA     Aaa      3,300     Spartanburg, South Carolina, Waterworks Revenue Refunding Bonds, 5% due
                                                6/01/2027 (f)                                                                 3,073
------------------------------------------------------------------------------------------------------------------------------------
Texas--10.1%         A1+     VMIG1+   1,500     Brazos River Authority, Texas, PCR, Refunding (Texas Utilities Electric
                                                Co.), VRDN, AMT, Series C, 3.80% due 6/01/2030 (g)                            1,500
                     AAA     Aaa      3,040     Copperas Cove, Texas, Independent School District Revenue Bonds, GO, UT,
                                                6.90% due 8/15/2004 (a)                                                       3,450
                     AAA     Aaa      5,000     Crowley, Texas, Independent School District, GO, UT, 5.125% due 8/01/2027     4,754
                     AA-     Aa3      6,250     Guadalupe-Blanco River Authority, Texas, Sewage and Solid Waste Disposal
                                                Facility Revenue Bonds (E.I. du Pont de Nemours and Company Project),
                                                AMT, 6.40% due 4/01/2026                                                      6,691
                     BBB     Baa1     4,000     Gulf Coast, Texas, IDA, Revenue Refunding Bonds (Champion International
                                                Corp.), 7.125% due 4/01/2010                                                  4,387
                     NR*     VMIG1+     100     Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue Bonds (CITGO
                                                Petroleum Corp. Project), VRDN, AMT, 3.90% due 5/01/2025 (g)                    100
                     AA      Aa2      2,400     Harris County, Texas, Certificates of Obligation, Tax and
                                                Revenue Bonds, 10% due 10/01/2002 (e)                                         2,982
                                                Harris County, Texas, Health Facilities Development Corporation, Hospital
                                                Revenue Bonds:
                     AAA     Aaa      1,485       (Hermann Hospital Project), 6.375% due 10/01/2024 (c)                       1,585
                     A-      A2       3,500       (Memorial Hospital Systems Project), Series A, 6.60% due 6/01/2004 (a)      3,930
                     A-      A2       2,500       (Memorial Hospital Systems Project), Series A, 6.625% due 6/01/2004 (a)     2,811
                     A1+     NR*        300       (Methodist Hospital), VRDN, 3.70% due 12/01/2025 (g)                          300
                     AA      Aa3     24,475       Refunding (School Health Care Systems), Series B, 5.75% due 7/01/2027      24,703
                     AA      Aa3      5,500       Refunding (School Health Care Systems), Series B, 6.25% due 7/01/2027       6,084
                     AAA     Aa3      5,290       (Saint Luke's Episcopal Hospital Project), Series A, 6.625% due
                                                  2/15/2001 (a)                                                               5,770
                     AA      Aa2      5,000     Lower Neches Valley Authority, Texas, Industrial Development Corporation,
                                                Sewer Facilities Revenue Bonds (Mobil Oil Refining Corp. Project), AMT,
                                                6.40% due 3/01/2030                                                           5,299
                     A1+     VMIG1+   1,500     Matagorda County, Texas, Navigational District No. 1, Revenue Refunding
                                                Bonds (Houston Light & Power Co. Project), VRDN, AMT, Series 1997, 3.75%
                                                due 11/01/2028 (g)(h)                                                         1,500
                     A+      A2       2,500     Matagorda County, Texas, Port of Bay City Authority Revenue Bonds
                                                (Hoechst Celanese Corp. Project), AMT, 6.50% due 5/01/2026                    2,697
                     AA      Aa       5,700     North Central, Texas, Health Facility Development Corporation Revenue
                                                Bonds (Baylor University Medical Center), INFLOS, Series A, 9.785% due
                                                5/15/2001 (a)(j)                                                              6,833
                     AA      Aa2      3,500     Texas State Refunding (Veterans' Land), UT, 6.50% due 12/01/2021              3,743
------------------------------------------------------------------------------------------------------------------------------------
Utah--0.6%           AAA     Aaa      5,000     Intermountain Power Agency, Utah, Power Supply Revenue Refunding Bonds,
                                                Series B, 5.75% due 7/01/2019 (c)                                             5,103
------------------------------------------------------------------------------------------------------------------------------------
Virginia--2.1%                                  Virginia State, HDA, Commonwealth Mortgage Revenue Bonds:
                     AA+     NR*      2,950       AMT, Series G, Sub-Series G-2, 6.65% due 1/01/2019                          3,116
                     AA+     Aa1     10,000       Series H, 6.85% due 7/01/2014                                              10,703
                     AA+     Aa1      4,400       Series J, Sub-Series J-2, 6.75% due 7/01/2017                               4,704
------------------------------------------------------------------------------------------------------------------------------------
Washington--5.7%     AA+     Aa1      6,955     King County, Washington, GO, Series B, 6.625% due 12/01/2015                  7,817
                                                Washington State Housing Finance Commission, S/F Mortgage Revenue
                                                Refunding Bonds (d):
                     AAA     NR*      7,795       Series A, 7.70% due 7/01/2016                                               8,291
                     AAA     NR*      2,395       Series D, 6.95% due 7/01/2017 (b)                                           2,510
                                                Washington State Public Power Supply System, Revenue Refunding Bonds
                                                (Nuclear Project No. 1):
                     AA-     Aaa      5,000       Series A, 6.875% due 7/01/2001 (a)                                          5,519
                     AA-     Aa1      3,000       Series A, 7% due 7/01/2008                                                  3,470
                     AA-     Aa1      5,000       Series B, 7.25% due 7/01/2009                                               5,863
                     AA-     Aa1     14,320       Series B, 7.125% due 7/01/2016                                             16,915
------------------------------------------------------------------------------------------------------------------------------------


                                     8 & 9

                                            MuniVest Fund, Inc., August 31, 1997

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                      S&P    Moody's  Face                                                                                   Value
STATE             Ratings    Ratings Amount    Issue                                                                       (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
Wisconsin--0.5%      NR*     A3     $ 4,000     Wisconsin State Health and Educational Facilities Authority, Revenue
                                                Refunding Bonds (Saint Claire Hospital Project), 7% due 2/15/2011 $           4,274
------------------------------------------------------------------------------------------------------------------------------------
Wyoming--1.4%        A1+     Aaa      1,300     Lincoln County, Wyoming, PCR (Exxon Project), VRDN, AMT, Series C, 3.80%
                                                due 7/01/2017 (g)                                                             1,300
                     BBB     Baa2     7,475     Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds (FMC Corp.
                                                Project), AMT, Series B, 6.90% due 9/01/2024                                  8,174
                     AA      Aa2      2,500     Wyoming Community Development Authority, S/F Mortgage Revenue Bonds, AMT,
                                                Series H, 7.10% due 6/01/2012                                                 2,689
------------------------------------------------------------------------------------------------------------------------------------
                     Total Investments (Cost--$816,389)--99.1%                                                              871,596

                     Other Assets Less Liabilities--0.9%                                                                      7,919
                                                                                                                           --------
                     Net Assets--100.0%                                                                                    $879,515
                                                                                                                           ========
------------------------------------------------------------------------------------------------------------------------------------

(a) Prerefunded.
(b) FNMA Collateralized.
(c) MBIA Insured.
(d) GNMA Collateralized.
(e) Escrowed to maturity.
(f) FGIC Insured.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1997.
(h) AMBAC Insured.
(i) FSA Insured.
(j) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1997.
*   Not Rated.
** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
+   Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                  As of August 31, 1997
---------------------------------------------------------------------------------------------------------------------------

   Assets:        Investments, at value (identified cost--$816,389,200) (Note 1a)..............               $871,596,053
                  Cash........................................................................                      26,766
                  Receivables:
                    Interest..................................................................  $ 11,992,082
                    Securities sold...........................................................     5,797,472    17,789,554
                                                                                                ------------
                  Prepaid expenses and other assets...........................................                      15,662
                                                                                                              ------------
                  Total assets................................................................                 889,428,035
                                                                                                              ------------
---------------------------------------------------------------------------------------------------------------------------
   Liabilities:   Payables:
                    Securities purchased......................................................     8,526,077
                    Dividends to shareholders (Note 1e).......................................       831,389
                    Investment adviser (Note 2)...............................................       386,412     9,743,878
                                                                                                ------------
                  Accrued expenses and other liabilities......................................                     169,283
                                                                                                              ------------
                  Total liabilities...........................................................                   9,913,161
                                                                                                              ------------
---------------------------------------------------------------------------------------------------------------------------
   Net Assets:    Net assets..................................................................                $879,514,874
                                                                                                              ============
---------------------------------------------------------------------------------------------------------------------------
   Capital:       Preferred Stock, par value $.025 per share; 10,000,000 shares authorized (11,000 shares of AMPS* issued and outstanding, at
                  $25,000 per share liquidation preference) (Note 4)..........................                $275,000,000
                  Common Stock, par value $.10 per share; 150,000,000 shares
                  authorized; 61,123,140 shares issued and outstanding (Note 4)...............   $ 6,112,314
                  Paid-in capital in excess of par............................................   563,529,671
                  Undistributed investment income--net........................................     6,410,662
                  Accumulated realized capital losses on investments--net (Note 5)............   (26,744,626)
                  Unrealized appreciation on investments--net.................................    55,206,853
                                                                                                ------------
                  Total--Equivalent to $9.89 net asset value per share of Common
                  Stock (market price-- $9.50)................................................                 604,514,874
                                                                                                              ------------
                  Total capital...............................................................                $879,514,874
                                                                                                              ============
---------------------------------------------------------------------------------------------------------------------------

                * Auction Market Preferred Stock.

                  See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                            For the Year Ended August 31, 1997
-------------------------------------------------------------------------------------------------------------------------------
   Investment               Interest and amortization of premium and discount earned..........                   $ 52,776,022
   Income (Note 1d):
-------------------------------------------------------------------------------------------------------------------------------
   Expenses:                Investment advisory fees (Note 2).................................     $ 4,365,916
                            Commission fees (Note 4)..........................................         695,400
                            Transfer agent fees...............................................         147,709
                            Accounting services (Note 2)......................................          99,604
                            Professional fees.................................................          83,683
                            Custodian fees....................................................          56,010
                            Printing and shareholder reports..................................          49,627
                            Directors' fees and expenses......................................          32,783
                            Pricing fees......................................................          25,598
                            Listing fees......................................................          14,500
                            Other.............................................................          32,811
                                                                                                   -----------
                            Total expenses....................................................                      5,603,641
                                                                                                                 ------------
                            Investment income--net.............................................                    47,172,381
                                                                                                                 ------------
-------------------------------------------------------------------------------------------------------------------------------
   Realized and             Realized gain on investments -- net...............................                      3,274,718
   Unrealized Gain          Change in unrealized appreciation on investments--net.............                     23,793,529
   on Investments-Net                                                                                            ------------
   (Note 1b, 1d & 3):       Net Increase in Net Assets Resulting from Operations..............                   $ 74,240,628
                                                                                                                 ============
-------------------------------------------------------------------------------------------------------------------------------

                            See Notes to Financial Statements.


                                    10 & 11

                                            MuniVest Fund, Inc., August 31, 1997

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                   For the Year Ended August 31,
                                                                                                   -----------------------------
                            Increase (Decrease) in Net Assets:                                          1997           1996
---------------------------------------------------------------------------------------------------------------------------------
   Operations:              Investment income--net...............................................   $ 47,172,381   $ 48,100,100
                            Realized gain (loss) on investments--net.............................      3,274,718     (4,368,437)
                            Change in unrealized appreciation on investments--net................     23,793,529        793,429
                                                                                                    ------------   ------------
                            Net increase in net assets resulting from operations.................     74,240,628     44,525,092
                                                                                                    ------------   ------------
---------------------------------------------------------------------------------------------------------------------------------
   Dividends to             Investment income--net:
   Shareholders               Common Stock.......................................................   (37,720,129)   (38,311,006)
   (Note 1e):                 Preferred Stock....................................................    (9,545,790)    (9,884,670)
                                                                                                    ------------   ------------
                            Net decrease in net assets resulting from dividends to shareholders..   (47,265,919)   (48,195,676)
                                                                                                    ------------   ------------
---------------------------------------------------------------------------------------------------------------------------------
   Net Assets:              Total increase (decrease) in net assets..............................     26,974,709    (3,670,584)
                            Beginning of year....................................................    852,540,165    856,210,749
                                                                                                    ------------   ------------
                            End of year*.........................................................   $879,514,874   $852,540,165
                                                                                                    ============   ============
---------------------------------------------------------------------------------------------------------------------------------
                            Undistributed investment income -- net...............................    $ 6,410,662    $ 6,527,951
                                                                                                    ============   ============
---------------------------------------------------------------------------------------------------------------------------------

                            See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                    The following per share data and ratios have been derived
                    from information provided in the financial statements.              For the Year Ended August 31,
                                                                                  -------------------------------------------------
                    Increase (Decrease) in Net Asset Value:                         1997       1996      1995      1994      1993
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Net asset value, beginning of year .......................... $   9.45   $   9.51  $   9.57  $  10.65  $  10.19
Performance:                                                                      --------   --------  --------  --------  --------
                    Investment income -- net ....................................      .77        .79       .81       .84       .92
                    Realized and unrealized gain (loss) on investments -- net ...      .45       (.06)      .10      (.78)      .69
                                                                                  --------   --------  --------  --------  --------
                    Total from investment operations ............................     1.22        .73       .91       .06      1.61
                                                                                  --------   --------  --------  --------  --------
                    Less dividends and distributions to Common Stock
                    shareholders:
                     Investment income -- net ...................................     (.62)      (.63)     (.64)     (.70)     (.78)
                     Realized gain on investments -- net ........................       --         --      (.12)     (.32)     (.25)
                     In excess of realized gain on investments -- net ...........       --         --      (.04)       --        --
                                                                                  --------   --------  --------  --------  --------
                    Total dividends and distributions to Common Stock
                    shareholders.................................................     (.62)      (.63)     (.80)    (1.02)    (1.03)
                                                                                  --------   --------  --------  --------  --------
                    Effect of Preferred Stock activity:
                     Dividends to Preferred Stock shareholders from investment
                     income -- net ..............................................     (.16)      (.16)     (.17)     (.12)     (.12)
                                                                                  --------   --------  --------  --------  --------
                    Net asset value, end of year ................................ $   9.89   $   9.45  $   9.51  $   9.57  $  10.65
                                                                                  ========   ========  ========  ========  ========
                    Market price per share, end of year ......................... $   9.50   $  9.125  $  8.563  $   8.50  $  11.25
                                                                                  ========   ========  ========  ========  ========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment    Based on market price per share .............................    11.25%     14.18%    10.88%   (16.29%)   10.39%
Return:*                                                                          ========   ========  ========  ========  ========
                    Based on net asset value per share ..........................    11.84%      6.46%     9.38%     (.44%)   15.38%
                                                                                  ========   ========  ========  ========  ========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average   Expenses ....................................................      .64%       .64%      .66%      .64%      .65%
Net Assets:**                                                                     ========   ========  ========  ========  ========
                    Investment income -- net ....................................     5.40%      5.57%     5.91%     5.76%     6.17%
                                                                                  ========   ========  ========  ========  ========
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental Data:  Net assets, net of Preferred Stock, end of year (in
                    thousands)................................................... $604,515   $577,540  $581,211  $584,680  $642,530
                                                                                  ========   ========  ========  ========  ========
                    Preferred Stock outstanding, end of year (in thousands) ..... $275,000   $275,000  $275,000  $275,000  $275,000
                                                                                  ========   ========  ========  ========  ========
                    Portfolio turnover ..........................................    78.02%     69.87%    71.95%   100.92%    73.38%
                                                                                  ========   ========  ========  ========  ========
-----------------------------------------------------------------------------------------------------------------------------------
Leverage:           Asset coverage per $1,000 ................................... $  3,198   $  3,100  $  3,113  $  3,126  $  3,336
                                                                                  ========   ========  ========  ========  ========
-----------------------------------------------------------------------------------------------------------------------------------
Dividends Per       Series A-- Investment income -- net ......................... $    872   $    895  $    922  $    633  $    633
Share on Preferred                                                                ========   ========  ========  ========  ========
Stock Outstanding:+ Series B-- Investment income -- net ......................... $    871   $    903  $    946  $    637  $    642
                                                                                  ========   ========  ========  ========  ========
                    Series C-- Investment income -- net ......................... $    860   $    900  $    947  $    644  $    624
                                                                                  ========   ========  ========  ========  ========
                    Series D-- Investment income -- net ......................... $    868   $    901  $  1,014  $    633  $    644
                                                                                  ========   ========  ========  ========  ========
                    Series E-- Investment income -- net ......................... $    868   $    895  $    968  $    626  $    636
                                                                                  ========   ========  ========  ========  ========
-----------------------------------------------------------------------------------------------------------------------------------

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
+ Dividends per share have been adjusted to reflect a four-for-one stock split on December 1, 1994.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies: MuniVest Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MVF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

  o Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund

                                    12 & 13

                                            MuniVest Fund, Inc., August 31, 1997

NOTES TO FINANCIAL STATEMENTS (concluded)

deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1997 were $656,372,334 and $651,420,394, respectively.

Net realized and unrealized gains (losses) as of August 31, 1997 were as follows:

-----------------------------------------------------------------------
                                               Realized
                                                 Gains      Unrealized
                                               (Losses)        Gains
-----------------------------------------------------------------------
Long-term investments .....................  $  3,862,218   $55,206,853
Financial futures contracts ...............      (587,500)           --
                                             ------------   -----------
Total .....................................  $  3,274,718   $55,206,853
                                             ============   ===========
-----------------------------------------------------------------------

As of August 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $55,201,101, of which $55,420,286 related to appreciated securities and $219,185 related to depreciated securities. The aggregate cost of investments at August 31, 1997 for Federal income tax purposes was $816,394,952.

4. Capital Stock Transactions:

Common Stock

At August 31, 1997, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. For the year ended August 31, 1997 shares issued and outstanding remained constant at 61,123,140. At August 31, 1997, total paid-in capital amounted to $569,641,985.

Preferred Stock

The Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for each series. The Fund is authorized to issue 10,000,000 shares of Preferred Stock having a par value of $.025 per share. The yields in effect August 31, 1997 were as follows: Series A, 3.50%; Series B, 3.525%; Series C, 3.518%; Series D, 3.505%; and Series E, 3.38%.

As of August 31, 1997, there were 11,000 AMPS shares issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate of approximately one-quarter of 1% calculated on the proceeds of each auction. For the year ended August 31, 1997, MLPF&S, an affiliate of FAM, received $337,625 as commissions.

5. Capital Loss Carryforward:

At August 31, 1997, the Fund had a net capital loss carryforward of approximately $15,372,000, of which $5,290,000 expires in 2003 and $10,082,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On September 8, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.050248 per share, payable on September 29, 1997 to shareholders of record as of September 18, 1997.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniVest Fund, Inc.

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniVest Fund, Inc. as of August 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniVest Fund, Inc. as of August 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
September 26, 1997


                                    14 & 15

Officers and Directors

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

ASE Symbol

MVF

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

This report, including the financial information herein, is transmitted to the shareholders of MuniVest Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniVest Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #10787--8/97

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